UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2016

Torvec, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 16, 2016, Torvec, Inc. held its annual shareholders meeting (“Annual Meeting”) for its common and voting preferred shareholders. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below.

1. The Company’s shareholders elected ten directors, all of whom constitute the Company’s entire board of directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (a) voted for the election of each director and (b) withheld authority to vote for each director and the number of broker non-votes are set forth in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Bonadio	57,942,881	232,422	21,780,793
William W. Destler	57,905,731	269,572	21,780,793
Asher J. Flaum	57,862,620	312,683	21,780,793
Keith E. Gleasman	57,839,837	335,466	21,780,793
John W. Heinricy	57,892,231	283,072	21,780,793
Richard A. Kaplan	58,032,881	142,422	21,780,793
Thomas J. Labus	57,940,081	235,222	21,780,793
Charles N. Mills	57,943,248	232,055	21,780,793
E. Philip Saunders	57,905,031	270,272	21,780,793
Gary A. Siconolfi	57,742,181	433,122	21,780,793

2. The Company’s shareholders approved the proposal to change the name to CurAegis Technologies, Inc. The number of shares that voted for, against or abstained from voting for the vote on the change to the Company’s name, and the number of broker non-votes, are summarized in the table below

Votes For	Votes Against	Abstentions	Broker on-votes
77,848,070	2,051,117	56,907	21,780,793

3. The Company’s shareholders approved the proposal to authorize the 2016 Stock Option Plan and the reservation of 3,000,000 shares of the companies $0.01 par value common stock for issuance upon the exercise of options granted thereunder. The number of shares that voted for, against or abstained from voting for the vote on the authorization of the 2016 Stock option Plan and the number of broker non-votes, are summarized in the table below

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,309,772	598,981	266,550	21,780,793

4. The Company’s shareholders approved the Company’s executive officer compensation programs in effect for the 2016 calendar year. The number of shares that voted for, against or abstained from voting for the advisory vote on the Company’s executive officer compensation programs for the 2016 calendar year, and the number of broker non-votes, are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,551,303	568,111	55,889	21,780,793

5. The Company’s shareholders ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The number of shares that voted for, against or abstained from voting for the ratification of the appointment of Freed Maxick CPAs, P.C. are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,789,125	117,005	49,966	21,780,793

Item 8.01	Other Events.

Previously in advance of the Annual Meeting, the board of directors met and took the actions described below.

Committee Assignments – The board of directors determined the composition of each committee of the board of directors as follows, with the Chair for the current year as indicated:

Audit Committee:

Thomas F. Bonadio – Chair
E. Philip Saunders
Asher J. Flaum

Nominating Committee:

Gary A. Siconolfi – Chair
Asher J. Flaum
Thomas J. Labus

Governance and Compensation Committee:

William W. Destler - Chair
Charles N. Mills
John W. Heinricy

Officer Positions – The board of directors has elected the following corporate officers to hold the offices or positions noted for the forthcoming year:

Board Chair:	Gary A. Siconolfi
Chief Executive Officer:	Richard A. Kaplan
President and VP – Marketing:	Keith E. Gleasman
Chief Financial Officer:	Kathleen Browne

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec, Inc.

June 17, 2016	By:	/s/ Kathleen A. Browne

Kathleen A. Browne Chief Financial Officer

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